SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 18, 2000




                              SKIBO FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        United States                 0-25009                   25-1820465
----------------------------       -----------------         ---------------
(State or other jurisdiction           (File No.)            (IRS Employer
     of incorporation)                                        Identification
                                                                 Number)


242 East Main Street, Carnegie, Pennsylvania                      15106
--------------------------------------------                     -------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (412) 276-2424
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              SKIBO FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c)      Exhibits.

                  99      Press Release dated April 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    SKIBO FINANCIAL CORP.



Date: April 18, 2000                By:     /s/ Walter G. Kelly
                                            -------------------
                                            Walter G. Kelly
                                            President